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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date earliest event reported): January 12, 2001


                         WFS Receivables Corporation
              -----------------------------------------------------
              (Exact name of co-registrant as specified in charter)


        California                      333-51214               33-0885464
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               6655 West Sahara, Las Vegas, Nevada       89146
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (702) 227-8100


This filing relates to Registration Statement No. 333-51214






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ITEM 5. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2001-A Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4, attached as Exhibit 99.1 are certain computational materials prepared by WFS Receivables Corporation, registrant, that are required to be filed pursuant to the no-action letter dated May 2, 1994 issued by the staff of the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation-1, and the no-action letter dated February 15, 1995 issued by the staff of the SEC to the Public Securities Association.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       WFS RECEIVABLES CORPORATION


Date: January 16, 2001                 /s/ Mark Olson
                                       ----------------------------------------
                                       Mark Olson, Vice President



                                       WFS FINANCIAL AUTO LOANS, INC.


Date: January 16, 2001                 /s/ Mark Olson
                                       ----------------------------------------
                                       Mark Olson, Vice President




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                                INDEX TO EXHIBITS


Exhibit No.                   Description                                Page
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 99.1           WFS Financial 2001-A Owner Trust Structural
                and Collateral Materials









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